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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        This certification is intended to accompany the Annual Report of Precis, Inc. (the "Company") on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 31, 2006	By:	/s/ NICHOLAS J. ZAFFIRIS Nicholas J. Zaffiris Chairman and Acting Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002